Exhibit 99.1

THIRD ADDENDUM TO APPENDIX A OF
FIFTH AMENDED AND RESTATED SERVICE AGREEMENT

This Third Addendum to Appendix A of that certain Fifth Amended and Restated Service Agreement (the "Addendum") is entered into as of this 30th day of June, 2024, by and between Comenity Bank (“Bank”), a Delaware state bank, with its principal place of business at One Righter Parkway, Suite 100, Wilmington, Delaware 19803 and Comenity Servicing LLC (“Servicer”), a Texas limited liability company with its principal place of business at 3095 Loyalty Circle, Columbus, OH 43219.

RECITALS

WHEREAS, Bank and Servicer entered into that certain Fifth Amended and Restated Service Agreement as of April 1st, 2024 (the “Agreement”) to outsource certain services to Servicer; and

WHEREAS, Bank and Servicer desire to modify certain Performance Standards set forth in Exhibit A to the Agreement.

NOW, THEREFORE, in consideration of the mutual agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, Bank and Servicer agree as follows:

1. Performance Standards. Bank and Servicer agree to amend the Performance Standards set forth in Appendix A to the Agreement, such that certain Performance Standards are hereby amended or deleted as set forth in further detail in Exhibit A hereto.

2. Effective Date: The amendments and deletions to the Performance Standards, as set forth in Exhibit A hereto, shall be effective as of the first day of the month following the month in which this Addendum is executed.

3. Miscellaneous. Capitalized terms not otherwise defined in this Addendum shall have the meanings assigned to them in the Agreement. Other than as set forth above and in Exhibit A hereto, the parties agree that the Agreement, as amended by this Addendum, shall continue in full force and effect. The parties may execute this Addendum in one or more counterparts, each of which shall be deemed an original, but all of which shall constitute but one and the same instrument.

Third Addendum to Appendix A of
Fifth Amended and Restated Service Agreement
Comenity Servicing LLC / Comenity Bank

IN WITNESS WHEREOF, the parties have caused this Addendum to be executed by their authorized officers effective as of the date first written above.

Comenity Bank

By: /s/ Baron Schlachter
Name: Baron Schlachter
Title: Comenity Bank President

Comenity Servicing LLC

By: /s/ Tammy McConnaughey
Name: Tammy McConnaughey
Title: EVP, Credit Operations and Credit Risk

Third Addendum to Appendix A of
Fifth Amended and Restated Service Agreement
Comenity Servicing LLC / Comenity Bank

EXHIBIT A
SECTION I: SERVICES AND PERFORMANCE STANDARDS APPLICABLE TO ALL COMENITY BANK PRODUCTS

1.    Amendments. Set forth below are revisions to existing Performance Standards, all of which shall be incorporated into Appendix A to the Agreement.

Third Addendum to Appendix A of
Fifth Amended and Restated Service Agreement
Comenity Servicing LLC / Comenity Bank

Service	Performance Standard	Measuring Period	Amended/ Added
Information Technology Services/Outsourcing
•Provide Information Technology services, platform, network, including telecommunications through a secure environment, which can be outsourced to third and fourth parties, including but not limited to:
•Timely Incident Restoration.
•Unix/Linux Server Availability.
•Windows Server Availability.
•Mainframe Availability.
•Critical Application Availability.
•Data/Voice Connectivity Availability.
•Stability of Integration Hub API’s Supporting Critical Applications.
•Implementation of Critical Security Updates/Patches.
•Completion of Critical Batches.
•Authorizations.
•Account maintenance through self-service or Care Center Associate.
•Other IT services as needed.

•Provide IT Quality services as listed below:
•Provide management of production defects.
•Maintain tracking of Critical and High defects.
•Maintain listing of critical applications supporting the Bank.
•Maintain oversight of critical application performance.
	98% of Code Modules Released into Production without Defects.	M	Amended
	99.99% of Authorization System Availability	M	Amended

Third Addendum to Appendix A of
Fifth Amended and Restated Service Agreement
Comenity Servicing LLC / Comenity Bank

• Provide monitoring of IT fixes implemented. • Other IT Quality Services, as requested.

SECTION I: SERVICES AND PERFORMANCE STANDARDS APPLICABLE TO ALL COMENITY BANK PRODUCTS

2.    Deletions. Set forth below are Performance Standards and a Service Description which shall be deleted from Appendix A to the Agreement.

Service	Performance Standard	Measuring Period	Deleted
Source to Settle
•    Processing of invoices, Purchasing Card/Travel Card approved by SODA, as evidenced by Accounts Payable Month-end Close.
•    Monitor invoice entries are recorded and posted.
•    Ensure appropriate visibility into Bank spending prior to payment through eligible contract approvals for purchase orders and requisitions.
•    Category Management including fiduciary services for major purchases.
	N/A	N/A	Delete Service Description
	Accounts Payable activity is loaded into the General Ledger within 3 business days of month-end.	M	Deleted
	65% of eligible contracts approved for purchase order.	M	Deleted
	Provide monthly operational efficiency improvement reporting to Executive Leadership team.	M	Deleted

Third Addendum to Appendix A of
Fifth Amended and Restated Service Agreement
Comenity Servicing LLC / Comenity Bank